Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-1
            Home Equity Loan Asset Backed Certificates, Series 2002-1
                          Master Servicer's Certificate

                                                     Due Period       7/31/2003
                                             Determination Date       8/20/2003
                                              Distribution Date       8/25/2003

I     Available in Certificate Account
      Principal collected on Mortgage Loans                                                       19,773,759.44
      All Liquidation Proceeds with respect to Principal                                             598,801.78
      Recoveries on previously Liquidated Mortgages with
        respect to Principal                                                                           3,110.91
      Principal portion of Purchase Price on Repurchased
        Mortgage Loans                                                                                     0.00
      Substitution Adjustment with respect to Principal                                                    0.00
                                                                                                  -------------

                           Principal Distribution Amount                                          20,375,672.13

      Interest collected on Mortgage Loans                                                         4,351,892.45
      Interest portion of Purchase Price on Repurchased
        Mortgage Loans                                                                                     0.00
      Recoveries on previously Liquidated Mortgages with
        respect to Interest                                                                              423.25
      Substitution Adjustment with respect to Interest                                                     0.00
      Master Servicer Monthly Advances (net of Compensating
        Interest)                                                                                    730,924.98
      Reimbursement of previous months Servicer Advances                                            (635,788.37)
      Compensating Interest                                                                            6,004.46
      Investment Earnings on Certificate Account                                                           0.00
                                                                                                  -------------

                           Interest Remittance Amount                                              4,453,456.77

      Amount not Required to be deposited                                                                  0.00

                           Total available in the Certificate Account                             24,829,128.90

II    Distributions                                                         Per $ 1,000              Amount
                                                                           ------------           -------------
1.    Aggregate Class AF -1A Distribution                                    0.00000000                    0.00

2.    Aggregate Class AF-1B Distribution                                     0.00000000                    0.00

3.    Aggregate Class A-2 Distribution                                     170.22434623           11,529,294.97

4.    Aggregate Class A-3 Distribution                                       4.32500000              296,651.75

5.    Aggregate Class A-4 Distribution                                       4.97500000              249,695.25

6.    Aggregate Class A-5 Distribution                                       5.59166677              174,515.92

7.    Aggregate Class A-6 Distribution                                       5.16666674              244,176.67

8.    Aggregate Class A-7 Distribution                                      26.41782738            5,944,011.16

9.    Aggregate Class MF-1 Distribution                                      5.47500000              195,293.25

10    Aggregate Class MF-2 Distribution                                      5.88333333              198,209.50

11.   Aggregate Class BF Distribution                                        6.21666654              160,141.33

12.   Aggregate Class AV Distribution                                       24.07289822            4,141,260.68

13.   Aggregate Class MV-1 Distribution                                      1.55000000               20,878.50

14.   Aggregate Class MV-2 Distribution                                      2.02361121               22,016.89

15.   Aggregate Class BV Distribution                                        2.58333333               28,132.50

16.   Aggregate Class X-IO Distribution                                      0.00000000             1,197,813.17

17.   Aggregate Class R Distribution                                                                       0.00

18.   Aggregate Master Servicer Distribution                                                         427,037.36
                                                                                                  -------------

                           Total Distributions =                                                  24,829,128.90

III   Certificate Class Balances                                             Factor %                Amount
                                                                           ------------          --------------
      Opening Senior Class A Certificate Balances as reported in prior Monthly Master Servicer Report for Group I Certificates:
                        (a) Class AF-1A                                      0.00000000%                   0.00
                        (b) Class AF-1B                                      0.00000000%                   0.00
                        (c) Class A-2                                       60.12218101%          40,720,753.20
                        (d) Class A-3                                      100.00000000%          68,590,000.00
                        (e) Class A-4                                      100.00000000%          50,190,000.00
                        (f) Class A-5                                      100.00000000%          31,210,000.00
                        (g) Class A-6                                      100.00000000%          47,260,000.00
                        (h) Class A-7                                       50.35922454%         113,308,255.22
                                                                                                 --------------
                                                                                                 351,279,008.42

      Opening Subordinated Class MF & BF Certificate Balances as
      reported in prior Monthly Master Servicer Report for
      Group I Certificates:
                        (a) Class MF-1                                     100.00000000%          35,670,000.00
                        (b) Class MF-2                                     100.00000000%          33,690,000.00
                        (c) Class BF                                       100.00000000%          25,760,000.00
                                                                                                  -------------
                                                                                                  95,120,000.00

      Opening Senior Class AV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:
                        (a) Class AV                                        44.16401522%          75,975,355.39

      Opening Subordinated Class MV & BV Certificate Balances as reported in prior Monthly Master Servicer Report for Group II Certificates:

                        (b) Class MV-1                                     100.00000000%          13,470,000.00
                        (c) Class MV-2                                     100.00000000%          10,880,000.00
                        (d) Class BV                                       100.00000000%          10,890,000.00
                                                                                                 --------------
                                                                                                 111,215,355.39

IV    Principal Distribution Amount

1(a). Basic Principal Amount                                                               No.       Amount
                                                                                           ---    -------------
                        (a) Stated principal collected                                             1,218,661.74
                        (b) Principal Prepayments                                          226    18,555,097.70
                        (c) Liquidation Proceeds                                                     601,912.69
                        (d) Repurchased Mortgage Loans                                       0             0.00
                        (e) Substitution Adjustment related to Principal                                   0.00
                        (f) Recoveries on previously Liquidated Mortgages
                              with respect to Principal                                                    0.00
                                                                                                  -------------
                                     Total Basic Principal                                        20,375,672.13

1(b). Subordination Increase Amount                                                                  463,162.11
                                                                                                  -------------
                                     Total Principal Distribution                                 20,838,834.24

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                                           Per $ 1,000
                                                                           ------------
                        1. Class AF-1A                                       0.00000000                    0.00
                        2. Class AF-1B                                       0.00000000                    0.00
                        3. Class A-2                                       167.93469319           11,374,216.77
                        4. Class A-3                                         0.00000000                    0.00
                        5. Class A-4                                         0.00000000                    0.00
                        6. Class A-5                                         0.00000000                    0.00
                        7. Class A-6
                             (a) Class A-6 Lockout Percentage                             0.00%
                             (b) Class A-6 Lockout Distribution Amount       0.00000000                    0.00
    7                   8. Class A-7                                        24.06353364            5,414,295.07

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:
                        1. Class MF-1                                        0.00000000                    0.00
                        2. Class MF-2                                        0.00000000                    0.00
                        3. Class BF                                          0.00000000                    0.00

2(c). Class AV Principal Distribution Amount Group II Certificates:
                        1. Class AV                                         23.54427949            4,050,322.40

2(d). Class AV Principal Distribution Amount Group II Certificates:
                        1. Class MV-1                                        0.00000000                    0.00
                        2. Class MV-2                                        0.00000000                    0.00
                        3. Class BV                                          0.00000000                    0.00

2(e)  Class M Applied Realized Loss for Group I Certificates:
                        1. Class MF-1                                        0.00000000                    0.00
                        2. Class MF-2                                        0.00000000                    0.00
                        3. Class BF                                          0.00000000                    0.00

2(f)  Class B Applied Realized Loss for Group II Certificates:
                        1. Class MV-1                                        0.00000000                    0.00
                        2. Class MV-2                                        0.00000000                    0.00
                        3. Class BV                                          0.00000000                    0.00

                                                                             Factor %                Amount
                                                                           ------------          --------------
      Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for
      Group I Certificates:
                        (a) Class AF-1A                                      0.00000000%                   0.00
                        (b) Class AF-1B                                      0.00000000%                   0.00
                        (c) Class A-2                                       43.32871169%          29,346,536.43
                        (d) Class A-3                                      100.00000000%          68,590,000.00
                        (e) Class A-4                                      100.00000000%          50,190,000.00
                        (f) Class A-5                                      100.00000000%          31,210,000.00
                        (g) Class A-6                                      100.00000000%          47,260,000.00
                        (h) Class A-7                                       47.95287118%         107,893,960.15
                                                                                                 --------------
                                                                                                 334,490,496.58

      Ending Subordinated Class MF & BF Certificate Balances after distributions of principal in this Monthly Master Servicer
      Report Group I Certificates:
                        (a) Class MF-1                                     100.00000000%          35,670,000.00
                        (b) Class MF-2                                     100.00000000%          33,690,000.00
                        (c) Class BF                                       100.00000000%          25,760,000.00
                                                                                                  -------------
                                                                                                  95,120,000.00

      Ending Senior Class AV Certificate Balances after distributions of principal in this Monthly Master Servicer Report for
      Group II Certificates:
                        (a) Class AV                                        41.80958728%          71,925,032.99

      Ending Subordinated Class  MV & BV Certificate Balances after distributions of principal in this Monthly Master Servicer
      Report for Group II Certificates:
                        (b) Class MV-1                                     100.00000000%          13,470,000.00
                        (c) Class MV-2                                     100.00000000%          10,880,000.00
                        (d) Class BV                                       100.00000000%          10,890,000.00
                                                                                                 --------------
                                                                                                 107,165,032.99

V     Interest Distribution Amount

      Fixed Rate Certificates
                        (b) Fixed Rate Certificates applicable
                            Pass-Through Rate
                                  1. Class AF-1A                                1.24000%
                                  2. Class AF-1B                                3.48300%
                                  3. Class A-2                                  4.57000%
                                  4. Class A-3                                  5.19000%
                                  5. Class A-4                                  5.97000%
                                  6. Class A-5                                  6.71000%
                                  7. Class A-6                                  6.20000%
                                  8. Class A-7                                  5.61000%
                                  9. Class MF-1                                 6.57000%
                                 10. Class MF-2                                 7.06000%
                                 11. Class BF                                   7.46000%

      Variable Rate Certificates

                        (b) LIBOR Rate                                          1.10000%

                                  1. Class AV                                   1.39000%
                                  2. Class MV-1                                 1.80000%
                                  3. Class MV-2                                 2.35000%
                                  4. Class BV                                   3.00000%

      INTEREST REMITTANCE AMOUNT
         1. Interest collected on Mortgage Loans                           4,351,892.45
         2. Interest advanced on Mortgage Loans                               95,136.61
         3. Compensating Interest on Mortgage Loans                            6,004.46
         4. Substitution Adjustment interest                                       0.00
         5. Purchase Price interest on repurchased accounts                        0.00
         6. Liquidation Proceeds interest portion                                  0.00
         7. Recoveries on previously Liquidated Mortgages with
              respect to Interest                                                423.25
                     TOTAL INTEREST REMITTANCE AMOUNT                                              4,453,456.77

      Current Interest Requirement
                                   1. Class AF-1A  @ applicable Pass-Through Rate                          0.00
                                   2. Class AF-1B @ applicable Pass-Through Rate                           0.00
                                   3. Class A-2 @ applicable Pass-Through Rate                       155,078.20
                                   4. Class A-3 @ applicable Pass-Through Rate                       296,651.75
                                   5. Class A-4 @ applicable Pass-Through Rate                       249,695.25
                                   6. Class A-5 @ applicable Pass-Through Rate                       174,515.92
                                   7. Class A-6 @ applicable Pass-Through Rate                       244,176.67
                                   8. Class A-7 @ applicable Pass-Through Rate                       529,716.09
                                   9. Class MF-1 @ applicable Pass-Through Rate                      195,293.25
                                  10. Class MF-2 @ applicable Pass-Through Rate                      198,209.50
                                  11. Class BF @ applicable Pass-Through Rate                        160,141.33
                                  12. Class AV @ applicable Pass-Through Rate                         90,938.28
                                  13. Class MV-1 @ applicable Pass-Through Rate                       20,878.50
                                  14. Class MV-2 @ applicable Pass-Through Rate                       22,016.89
                                  15. Class BV  @ applicable Pass-Through Rate                        28,132.50

      Interest Carry Forward Amount
                                   1. Class AF-1A                                  0.00
                                   2. Class AF-1B                                  0.00
                                   3. Class A-2                                    0.00
                                   4. Class A-3                                    0.00
                                   5. Class A-4                                    0.00
                                   6. Class A-5                                    0.00
                                   7. Class A-6                                    0.00
                                   8. Class A-7                                    0.00
                                   9. Class MF-1                                   0.00
                                  10. Class MF-2                                   0.00
                                  11. Class BF                                     0.00
                                  12. Class AV                                     0.00
                                  13. Class MV-1                                   0.00
                                  14. Class MV-2                                   0.00
                                  15. Class BV                                     0.00
                                  16. Class X-IO                                   0.00

      Certificates Interest Distribution Amount
                                                                            Per $ 1,000
                                                                           ------------
                                   1. Class AF-1A                            0.00000000                    0.00
                                   2. Class AF-1B                            0.00000000                    0.00
                                   3. Class A-2                              2.28965303              155,078.20
                                   4. Class A-3                              4.32500000              296,651.75
                                   5. Class A-4                              4.97500000              249,695.25
                                   6. Class A-5                              5.59166677              174,515.92
                                   7. Class A-6                              5.16666674              244,176.67
                                   8. Class A-7                              2.35429373              529,716.09
                                   9. Class MF-1                             5.47500000              195,293.25
                                  10. Class MF-2                             5.88333333              198,209.50
                                  11. Class BF                               6.21666654              160,141.33
                                  12. Class AV                               0.52861873               90,938.28
                                  13. Class MV-1                             1.55000000               20,878.50
                                  14. Class MV-2                             2.02361121               22,016.89
                                  15. Class BV                               2.58333333               28,132.50
                                                                                                   ------------
                                                                                                   2,365,444.13

VI    Credit Enhancement Information
                                                                              Group I       Group II        Total
                        (a) Senior Enhancement Percentage                      24.43%        37.44%         61.87%

                        (b) Overcollateralization Amount:

                                  1. Opening Overcollateralization
                                       Amount                             12,683,784.02   7,461,499.72   20,145,283.74
                                  2. Ending Overcollateralization
                                       Amount                             12,683,784.02   7,461,499.72   20,145,283.74
                                  3. Targeted Overcollateralization
                                       Amount                             12,683,784.02   7,461,499.72   20,145,283.74
                                  4. Subordination Deficiency                      0.00           0.00            0.00
                                  5. Overcollateralization Release
                                       Amount                                      0.00           0.00            0.00

VII   Trigger Information
                    1. (a) 60+ Delinquency  Percentage                            10.05%         15.03%
                       (b) Delinquency Event in effect  (Group I > 50%
                             or Group II > 40% of Sr. Enhacement)                    NO           YES

                    2. (a) Cumulative Loss Percentage                              0.37%          0.26%
                       (b) Applicable Loss Percentage for current
                              Distribution                                         2.25%          3.25%
                       (c) Cumulative Loss Trigger Event in effect                   NO             NO

VIII  Pool Information                                                                     No.              Amount
                                                                                           ---          --------------
                        (a) Closing Mortgage Loan Principal Balance:
                                1. Fixed Rate                                             6,462         442,294,280.60
                                2. Adjustable Rate                                        1,278         114,626,532.71

                                     Total Closing Mortgage Loan Principal Balance:       7,740         556,920,813.31


                        (b) Balloon Mortgage Loans
                                1. Fixed Rate                                               355          24,290,622.62
                                2. Adjustable Rate                                            0                   0.00

                                     Total Balloon Mortgage Loans:                          355          24,290,622.62

                        (c) Weighted Average Mortgage Rate:
                                1. Fixed Rate                                                                    9.823%
                                2. Adjustable Rate                                                               8.938%

                                     Total  Weighted Average Mortgage Rate                                       9.641%

                        (d) Weighted Average Net Mortgage Rate:
                                1. Fixed Rate                                                                    9.314%
                                2. Adjustable Rate                                                               8.480%

                        (e)  Weighted Average Remaining Maturity:
                                1. Fixed Rate                                                                   270.40
                                2. Adjustable Rate                                                              326.31

                        (f)  Weighted Average Original Maturity:
                                1. Fixed Rate                                                                   313.22
                                2. Adjustable Rate                                                              358.77

IX    Delinquency Information                                         No.        %           Amount
                                                                      ---------------------------------
      A.  Fixed Rate Mortgage Loans:
                        (a)  Delinquent Contracts:
                                  1. 31 - 59 Day Accounts             401      6.62%      29,280,888.18
                                  2. 60 - 89 Day Accounts             122      1.83%       8,072,002.81
                                  3. 90+  Day Accounts                394      6.38%      28,201,383.21

                        (b)  Mortgage Loans - In Foreclosure          312      5.12%      22,642,703.45
                        (c)  REO Property Accounts                    148      2.44%      10,810,745.77

      B.  Adjustable Rate Mortgage Loans:
                        (a)  Delinquent Contracts:
                                  1. 31 - 59 Day Accounts             105      8.05%       9,229,061.67
                                  2. 60 - 89 Day Accounts              34      2.83%       3,242,809.01
                                  3. 90+  Day Accounts                116      9.49%      10,877,976.80

                        (b)  Mortgage Loans - In Foreclosure           85      6.93%       7,947,100.07
                        (c)  REO Property Accounts                     41      2.90%       3,329,268.54

      C.  Total For All Mortgage Loans
                        (a)  Delinquent Contracts:
                                  1. 31 - 59 Day Accounts             506      6.91%      38,509,949.85
                                  2. 60 - 89 Day Accounts             156      2.03%      11,314,811.82
                                  3. 90+  Day Accounts                510      7.02%      39,079,360.01

                        (b)  Mortgage Loans - In Foreclosure          397      5.49%      30,589,803.52
                        (c)  REO Property Accounts                    189      2.54%      14,140,014.31

X     Realized Losses                                                  No.                    Amount
                                                                      ----                 ------------
            1.   (a)  Gross Realized Losses during the period          11                  1,065,074.80

                  (b)  Realized Losses during the period
                                  1.   Group I                                               245,539.35
                                  2.   Group II                                              217,622.76
                                                                                           ------------

                                               Total                                         463,162.11

                  (c)  Cumulative Gross Realized Losses                70                  6,743,430.34

                  (d)  Cumulative Realized Losses
                                  1.   Group I                                             2,901,720.95
                                  2.   Group II                                              531,889.00

                                               Total                                       3,433,609.95

                  (e)  Cumulative Applied Realized Losses

                                         i.  Class B-4                                             0.00
                                        ii.  Class B-3                                             0.00
                                       iii.  Class B-2                                             0.00
                                        iv.  Class B-1                                             0.00
                                         v.  Class M-2                                             0.00
                                        vi.  Class M-1                                             0.00

XI    Miscellaneous Information
      1. (a) Monthly Master Servicer Fee

                                         i.  Monthly Servicing Fee                           240,733.19
                                        ii.  Mortgage Fees                                   177,132.94

                                       iii.  Mortgage Insurance Premium
                                             Reimbursement                                     9,171.23
                                        iv.  Certificate Account Investment
                                             Earnings                                              0.00

         (b) Amount of prior unpaid Master Servicing Fees paid with this
             distribution                                                                          0.00

         (c) Total Master Servicing Fees paid with this distribution                         427,037.36

         (d) Amount of unpaid Master Servicing Fees as of this distribution                        0.00

      2. (a) Opening Master Servicer Advance Balance                                      12,200,879.69

         (b) Current Advance (exclusive of Compensating Interest)                            730,924.98

         (c) Reimbursement of prior Master Servicer Advances                                (635,788.37)
                                                                                          -------------

         (d) Ending Master Servicer Advance Balance                                       12,296,016.30


      3. Current period Compensating Interest                                                  6,004.46

      4. (a) Stepdown Date in effect ?                                          NO